                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 2006

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                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)

          MICHIGAN                      333-63769               38-3423227
(State or other jurisdiction         (Commission File          (IRS Employer
      of incorporation)                  Number)          Identification Number)

1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                           49441
 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code 231-780-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On October 31, 2005, Community Shores Bank (the "Bank"), a wholly-owned subsidiary of Community Shores Bank Corporation, entered into a Buy and Sell Agreement with Baumgardner-Hogan Real Estate, LLC, a Kentucky limited liability company, to purchase vacant land located at the corner of Apple Avenue and Quarterline in the City of Muskegon. On June 30, 2006, Community Shores Bank made an additional $20,000 earnest deposit and Addendum #3 to the Buy and Sell Agreement became effective. The addendum essentially extends the contingency period of the Buy and Sell Agreement for an additional 90 days from June 30, 2006. Addendum #3 is filed as exhibit 10.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit Number                             Description
--------------                             -----------
     10.1        Addendum #3 to Buy and Sell Agreement extending the contingency period.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMMUNITY SHORES BANK CORPORATION


                                        By: /S/ TRACEY A. WELSH
                                            ------------------------------------
                                            Tracey A. Welsh
                                            Senior Vice President,
                                            Chief Financial Officer and
                                            Treasurer

Date: July 10, 2006


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

                                  EXHIBIT INDEX

Exhibit Number                             Description
--------------                             -----------
     10.1        Addendum #2 to Buy and Sell Agreement extending the contingency period.


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